AXP(R)
    Diversified
           Equity
             Income
               Fund

2003 SEMIANNUAL REPORT
MARCH 31, 2003

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and nearly $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.

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Table of Contents

From the Chairman                           3

Economic and Market Update                  4

Fund Snapshot                               6

Questions & Answers
   with Portfolio Management                7

Investments in Securities                  10

Financial Statements (Portfolio)           13

Notes to Financial Statements (Portfolio)  16

Financial Statements (Fund)                19

Notes to Financial Statements (Fund)       22

Results of Meeting of Shareholders         28

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

From the Chairman

(photo of Arne H. Carslon)
Arne H. Carlson
Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,


Arne H. Carlson

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3   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Economic and Market Update
                        FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of William F. "Ted" Truscott)
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS

--- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

--- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

--- In the current environment, investors should proceed rationally, but prudently.

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4   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,


Ted Truscott,

American Express Financial Corporation CIO

This commentary is provided for informational purposes only. It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Fund Snapshot
            AS OF MARCH 31, 2003

PORTFOLIO MANAGER

Portfolio manager              Warren Spitz
Since                                 11/00
Years in industry                        18

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates
A: 10/15/90     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INDZX        B: IDEBX        C: ADECX        Y: IDQYX

Total net assets             $1.738 billion

Number of holdings        approximately 100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
X                          LARGE
X                          MEDIUM   SIZE
X                          SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 30.8%
Industrials 21.5%
Energy and utilities 13.2%
Materials 7.7%
Transportation 7.0%
Information technology 5.0%
Consumer discretionary 4.2%
Communications services 4.0%
Health care 3.2%
Consumer staples 1.7%
Cash and equivalents 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Financial services)                              3.4%
Lehman Brothers Holdings (Financial services)               3.1
Caterpillar (Industrial equipment & services)               3.0
PacifiCare Health Systems (Health care services)            2.3
Burlington Northern Santa Fe (Transportation)               2.2
Crescent Real Estate Equities
(Real estate investment trust)                              2.2
Travelers Property Casualty Cl A (Insurance)                2.2
Ingersoll-Rand Cl A (Industrial equipment & services)       2.1
XL Capital Cl A (Insurance)                                 2.1
Eastman Kodak (Multi-industry conglomerates)                2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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6   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Questions & Answers
                   WITH PORTFOLIO MANAGEMENT

Q: How did AXP Diversified Equity Income Fund perform during the first half of its fiscal year?

A: Two brief rallies contributed to positive stock performance during the period. For the six months ended March 31, 2003, AXP Diversified Equity Income Fund's Class A shares rose 2.82%, excluding sales charge. By comparison, the Lipper Equity Income Funds Index rose 2.50%. The unmanaged Russell 1000(R) Value Index returned 3.90%.

Q:   How did the Fund's positioning affect  its performance?

A: Coming off an extremely difficult third quarter 2002, equities rallied strongly in October and November, with technology stocks generally providing the largest gains. During the fourth quarter rally, the Fund benefited from overweight positions in the capital goods and basic materials sectors, which did very well. However, our minimal exposure to technology prevented the Fund from fully participating in the market's advance. This did not affect the Fund's performance relative to its peers because most similar funds were also underweight in technology, given that sector's generally high valuations.

     AXP Diversified Equity Income Fund employs a value-oriented strategy that emphasizes dividend-paying stocks of various market capitalizations. Although value stocks outperformed growth stocks in the fourth quarter of 2002, the situation reversed in the first quarter, particularly during the mid-March rally that immediately preceded the start of the war in Iraq. As a result value stocks lagged growth stocks for the six-month period, creating a headwind for the Fund.

(bar chart)

         PERFORMANCE COMPARISON
  For the year ended March 31, 2003

4.0%
                  (bar 2)
3.2%   (bar 1)     +3.90%
        +2.82%               (bar 3)
2.4%                          +2.50%

1.6%

0.8%

0.0%

(bar 1) AXP Diversified Equity Income Fund Class A (excluding sales charge) (bar 2) Russell 1000(R) Value Index (unmanaged)(1)
(bar 3)  Lipper Equity Income Funds Index(2)

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price- to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > The portfolio's large energy weighting, which has since been reduced, was beneficial during the six months; energy was one of the leading sectors throughout the period.(end callout quote)

     The portfolio's underweight in the utility sector hampered performance in the fourth quarter, but proved more advantageous when utilities lost ground in the first quarter. Our substantial allocation to financial companies was also somewhat of a negative as this was one of the weaker sectors throughout the period.

     The portfolio's large energy weighting, which has since been reduced, was beneficial during the six months; energy was one of the leading sectors throughout the period.

Q:   What changes did you make to the portfolio?

A: We made several strategic purchases and sales of individual stocks during the period. The Fund bought Household International two weeks before HSBC, a Hong Kong bank, announced it would acquire the company. Household's stock price rose

AVERAGE ANNUAL TOTAL RETURNS

as of March 31, 2003
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)             (10/15/90)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
6 months*                +2.82%       -3.09%        +2.28%       -1.72%       +2.29%       +1.29%       +2.92%       +2.92%
1 year                  -26.91%      -31.12%       -27.54%      -30.41%      -27.53%      -28.25%      -26.87%      -26.87%
5 years                  -3.30%       -4.44%        -4.06%       -4.21%         N/A          N/A        -3.16%       -3.16%
10 years                 +6.37%       +5.74%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +5.39%       +5.39%       -7.90%       -7.90%       +6.35%       +6.35%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Questions & Answers

     and we sold our position to capture profits. The Fund also established a position in Metropolitan Life and later sold it to realize profits.

     We made few significant adjustments to the portfolio's sector allocations. Concentrations included the financial and the industrials sectors. We slightly reduced the energy position in the fourth quarter. We believe energy companies have good long-term prospects, but our outlook is less certain in the short term. Specifically, the Fund reduced positions in ConocoPhillips, which had been a top 10 holding, and ChevronTexaco.

     There were a few changes among our top 10 holdings during the quarter. New to our top 10 is Citigroup. We began adding to our position in this diversified financial services firm when the stock's valuation became attractive to us. Eastman Kodak also moved into our top 10 holdings. We think the company has favorable long-term prospects, so we took advantage of a buying opportunity created in the first quarter when the company announced fourth quarter earnings that fell short of expectations and also warned that earnings for the full year 2003 would not meet estimates.

     We continued to avoid most utility companies because we believe there is potential for reduced dividends and earnings in this sector. We also restricted our holdings in the technology sector because so few of the stocks in this sector offer adequate dividend yields. Technology stocks advanced strongly in the fourth quarter and held most of those gains through the end of our semiannual period. In our view, valuations of most technology stocks are still unattractive given a poor earnings outlook that stems from continued lack of corporate spending on technology upgrades and infrastructure.

Q:   What is your outlook for the  coming months?

A: We remain positive on stocks for the long term. However, equity markets have so far been unable to sustain a prolonged rally in the face of global worries and continuing uncertainty about the strength of an economic recovery. AXP Diversified Equity Income Fund offers a way to maintain exposure to the long-term appreciation potential of stocks, while the Fund's quarterly dividend component can act as a buffer against volatility.

     We believe the economy should be stronger a year from now. Current low levels of interest rates and increased spending by the Federal government are both conducive to economic recovery. However, there are some obstacles, including completing the transfer of political power in Iraq. Also, a potential slowing of consumer spending and the persistently weak business capital equipment spending may delay an economic recovery. Our value-oriented strategy continues to lead us toward companies that are likely to benefit from an economic rebound. When a sustained economic recovery takes hold, we believe the Fund's holdings will do well.

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9   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Investments in Securities

Equity Income Portfolio
March 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.1%)
Issuer                                            Shares           Value(a)

Aerospace & defense (1.7%)
Goodrich                                       1,362,850        $19,161,671
Rockwell Automation                              510,000         10,557,000
Total                                                            29,718,671

Airlines (1.0%)
AMR                                            1,970,100(b)       4,137,210
Continental Airlines Cl B                        895,000(b)       4,582,400
Delta Air Lines                                  510,000          4,539,000
Northwest Airlines Cl A                          660,000(b)       4,554,000
Total                                                            17,812,610

Automotive & related (2.3%)
Eaton                                            247,500         17,312,625
General Motors                                   680,000         22,861,600
Total                                                            40,174,225

Banks and savings & loans (4.7%)
Bank of America                                  500,000         33,420,000
FleetBoston Financial                            565,000         13,492,200
J.P. Morgan Chase                                321,700          7,627,507
Washington Mutual                                767,200         27,059,144
Total                                                            81,598,851

Building materials & construction (2.1%)
Fluor                                            396,000         13,337,280
Hanson ADR                                       955,300(c)      23,452,615
Total                                                            36,789,895

Chemicals (1.9%)
Dow Chemical                                   1,097,000         30,288,170
Imperial Chemical Inds ADR                       381,100(c)       2,286,600
Total                                                            32,574,770

Communications equipment & services (2.5%)
Nokia ADR                                        600,000(c)       8,406,000
Verizon Communications                         1,005,000         35,526,750
Total                                                            43,932,750

Computers & office equipment (2.5%)
Electronic Data Systems                          723,600         12,735,360
Hewlett-Packard                                1,060,000         16,483,000
Pitney Bowes                                     420,700         13,428,744
Total                                                            42,647,104

Energy (9.7%)
BP ADR                                           628,500(c)      24,253,815
Burlington Resources                              96,650          4,611,172
ChevronTexaco                                    465,500         30,094,575
ConocoPhillips                                   326,000         17,473,600
Kerr-McGee                                       693,000         28,142,730
Marathon Oil                                   1,121,600         26,884,752
Ocean Energy                                     282,100          5,642,000
Petroleo Brasileiro ADR                          965,200(c)      14,622,780
Unocal                                           653,400         17,190,954
Total                                                           168,916,378

Energy equipment & services (2.7%)
Halliburton                                      212,100          4,396,833
McDermott Intl                                 2,475,000(b)       7,177,500
Schlumberger                                     160,000          6,081,600
Tidewater                                      1,019,700         29,285,784
Total                                                            46,941,717

Financial services (10.1%)
Citigroup                                      1,720,000         59,254,000
Lehman Brothers Holdings                         927,200         53,545,800
MBNA                                           1,565,000         23,553,250
Merrill Lynch                                    495,000         17,523,000
Morgan Stanley                                   563,400         21,606,390
Total                                                           175,482,440

Food (1.7%)
Archer-Daniels-Midland                           930,350         10,047,780
SUPERVALU                                      1,262,200         19,564,100
Total                                                            29,611,880

See accompanying notes to investments in securities.

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10   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Issuer                                            Shares           Value(a)

Furniture & appliances (1.5%)
Whirlpool                                        529,600        $25,966,288

Health care (0.7%)
Schering-Plough                                  683,100         12,179,673

Health care services (2.3%)
PacifiCare Health Systems                      1,635,000(b)      39,468,900

Industrial equipment & services (7.4%)
Caterpillar                                    1,071,700         52,727,640
Ingersoll-Rand Cl A                              931,000(c)      35,927,290
Parker-Hannifin                                  611,500         23,689,510
Tomkins ADR                                    1,386,000(c)      15,966,720
Total                                                           128,311,160

Insurance (13.4%)
ACE                                              740,000(c)      21,423,000
Hartford Financial Services Group                217,200          7,664,988
Jefferson-Pilot                                  460,300         17,712,344
Lincoln Natl                                     460,300         12,888,400
Loews                                            653,000         26,015,520
SAFECO                                           816,700         28,559,999
St. Paul Companies                               940,500         29,907,900
Torchmark                                        455,000         16,289,000
Travelers Property Casualty Cl A               2,686,941         37,858,998
XL Capital Cl A                                  505,900(c)      35,807,602
Total                                                           234,127,751

Leisure time & entertainment (1.3%)
Royal Caribbean Cruises                        1,545,000         23,221,350

Media (1.5%)
Comcast Cl A                                     280,000(b)       8,005,200
Donnelley (RR) & Sons                            962,600         17,634,832
Total                                                            25,640,032

Metals (1.4%)
Alcoa                                            850,700         16,486,566
Martin Marietta Materials                        267,300          7,380,153
Total                                                            23,866,719

Multi-industry conglomerates (9.8%)
Crane                                            825,000         14,371,500
Diebold                                          655,000         22,230,700
Dover                                            386,100          9,351,342
Eastman Kodak                                  1,202,800         35,602,880
Honeywell Intl                                 1,025,000         21,894,000
Monsanto                                       1,105,000         18,122,000
Textron                                          905,000         24,851,300
YORK Intl                                      1,102,500         23,152,500
Total                                                           169,576,222

Paper & packaging (2.4%)
Abitibi-Consolidated                           2,079,000(c)      14,449,050
Intl Paper                                       788,300         26,644,540
Total                                                            41,093,590

Real estate investment trust (2.7%)
Crescent Real Estate Equities                  2,648,200         38,081,116
Starwood Hotels &
   Resorts Worldwide                             376,200          8,949,798
Total                                                            47,030,914

Retail (0.9%)
Limited Brands                                 1,250,000         16,087,500

Textiles & apparel (0.4%)
Kellwood                                         259,856          7,520,233

Transportation (2.2%)
Burlington Northern Santa Fe                   1,550,000         38,595,000

Utilities -- gas (0.7%)
El Paso                                        1,980,000         11,979,000

Utilities -- telephone (2.6%)
AT&T                                             270,000          4,374,000
BellSouth                                        690,000         14,952,300
Sprint (FON Group)                             2,156,000         25,333,000
Total                                                            44,659,300

Total common stocks
(Cost: $1,993,140,893)                                       $1,635,524,923

See accompanying notes to investments in securities.

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11   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Preferred stocks (4.5%)
Issuer                                           Shares              Value(a)

Baxter Intl
   7.00% Cv                                     128,600            $4,952,386
CNF Trust I
   5.00% Cm Cv Series A                         500,000            24,145,000
Union Pacific Capital
   6.25% Cm Cv                                  270,500            13,795,500
   6.25% Cm Cv                                  541,000(d)         27,591,000
Xerox
   7.50% Cv                                     130,700(d)          8,005,375

Total preferred stocks
(Cost: $77,277,653)                                               $78,489,261

Bond (0.2%)
Issuer                      Coupon                Principal           Value(a)
                             rate                  amount
Calpine
     Sr Nts
     02-15-11               8.50%                 $6,000,000       $3,360,000

Total bond
(Cost: $4,914,082)                                                 $3,360,000

Short-term securities (1.7%)
Issuer                    Annualized               Amount             Value(a)
                         yield on date           payable at
                          of purchase             maturity

U.S. government agencies (1.0%)
Federal Home Loan Bank Disc Nt
     04-11-03               1.17%                $16,500,000      $16,494,102
Federal Home Loan Mtge Corp Disc Nt
     04-17-03               1.24                   1,300,000        1,299,287
Total                                                              17,793,389

Commercial paper (0.7%)
Alpine Securitization
     04-01-03               1.41               10,600,000(e)       10,599,585
Dexia Bank (Delaware)
     04-01-03               1.23                     900,000          899,969
Total                                                              11,499,554

Total short-term securities
(Cost: $29,293,924)                                               $29,292,943

Total investments in securities
(Cost: $2,104,626,552)(f)                                      $1,746,667,127

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 11.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) At March 31, 2003, the cost of securities for federal income tax purposes was approximately $2,104,627,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $  37,797,000
     Unrealized depreciation                                     (395,757,000)
                                                                 ------------
     Net unrealized depreciation                                $(357,960,000)
                                                                -------------

--------------------------------------------------------------------------------
12   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,104,626,552)                             $1,746,667,127
Dividends and accrued interest receivable                            3,911,304
Receivable for investment securities sold                           39,576,193
                                                                    ----------
Total assets                                                     1,790,154,624
                                                                 -------------
Liabilities
Disbursements in excess of cash on demand deposit                       94,843
Payable for investment securities purchased                         21,304,060
Payable upon return of securities loaned (Note 4)                   30,211,820
Accrued investment management services fee                              72,794
Other accrued expenses                                                  29,707
                                                                        ------
Total liabilities                                                   51,713,224
                                                                    ----------
Net assets                                                      $1,738,441,400
                                                                ==============
*Including securities on loan, at value (Note 4)                $   27,321,583
                                                                --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Statement of operations
Equity Income Portfolio

Six months ended March 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                   $ 28,837,826
Interest                                                                         314,074
Fee income from securities lending -- net (Note 4)                                88,787
   Less foreign taxes withheld                                                  (218,088)
                                                                                --------
Total income                                                                  29,022,599
                                                                              ----------
Expenses (Note 2):
Investment management services fee                                             4,277,688
Compensation of board members                                                      7,425
Custodian fees                                                                    60,340
Audit fees                                                                        13,125
Other                                                                             17,679
                                                                                  ------
Total expenses                                                                 4,376,257
   Earnings credits on cash balances (Note 2)                                       (869)
                                                                                    ----
Total net expenses                                                             4,375,388
                                                                               ---------
Investment income (loss) -- net                                               24,647,211
                                                                              ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                            (87,865,710)
   Foreign currency transactions                                                  (2,511)
                                                                                  ------
Net realized gain (loss) on investments                                      (87,868,221)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        119,564,944
                                                                             -----------
Net gain (loss) on investments and foreign currencies                         31,696,723
                                                                              ----------
Net increase (decrease) in net assets resulting from operations             $ 56,343,934
                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio
                                                                            March 31, 2003       Sept. 30, 2002
                                                                           Six months ended        Year ended
                                                                              (Unaudited)
Operations
Investment income (loss) -- net                                           $   24,647,211       $   47,068,384
Net realized gain (loss) on investments                                      (87,868,221)        (122,394,934)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        119,564,944         (336,112,184)
                                                                             -----------         ------------
Net increase (decrease) in net assets resulting from operations               56,343,934         (411,438,734)
                                                                              ----------         ------------
Proceeds from contributions                                                   21,533,362          244,557,943
Fair value of withdrawals                                                   (150,050,290)         (97,243,156)
                                                                            ------------          -----------
Net contributions (withdrawals) from partners                               (128,516,928)         147,314,787
                                                                            ------------          -----------
Total increase (decrease) in net assets                                      (72,172,994)        (264,123,947)
Net assets at beginning of period                                          1,810,614,394        2,074,738,341
                                                                           -------------        -------------
Net assets at end of period                                               $1,738,441,400       $1,810,614,394
                                                                          ==============       ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
16   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
17   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $385,984 for the six months ended March 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended March 31, 2003, the Portfolio's custodian fees were reduced by $869 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $394,309,919 and $512,827,412, respectively, for the six months ended March 31, 2003. For the same period, the portfolio turnover rate was 21%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $59,961 for the six months ended March 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $27,321,583 were on loan to brokers. For collateral, the Portfolio received $30,211,820 in cash. Income from securities lending amounted to $88,787 for the six months ended March 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

March 31, 2003 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                  $1,738,361,601
Capital shares receivable                                                                                179,154
                                                                                                         -------
Total assets                                                                                       1,738,540,755
                                                                                                   -------------
Liabilities
Capital shares payable                                                                                   153,638
Accrued distribution fee                                                                                  68,551
Accrued service fee                                                                                          303
Accrued transfer agency fee                                                                               35,413
Accrued administrative services fee                                                                        4,970
Other accrued expenses                                                                                   186,365
                                                                                                         -------
Total liabilities                                                                                        449,240
                                                                                                         -------
Net assets applicable to outstanding capital stock                                                $1,738,091,515
                                                                                                  ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                          $    2,727,528
Additional paid-in capital                                                                         2,299,537,560
Undistributed net investment income                                                                    5,617,192
Accumulated net realized gain (loss) (Note 5)                                                       (211,847,520)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                               (357,943,245)
                                                                                                    ------------
Total -- representing net assets applicable to outstanding capital stock                          $1,738,091,515
                                                                                                  ==============
Net assets applicable to outstanding shares:               Class A                                $1,174,489,194
                                                           Class B                                $  514,216,039
                                                           Class C                                $   13,067,176
                                                           Class Y                                $   36,319,106
Net asset value per share of outstanding capital stock:    Class A shares        184,180,346      $         6.38
                                                           Class B shares         80,824,494      $         6.36
                                                           Class C shares          2,054,783      $         6.36
                                                           Class Y shares          5,693,194      $         6.38
                                                                                   ---------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Six months ended March 31, 2003 (Unaudited)
Investment income
Investment income
Income:
Dividends                                                                       $ 28,836,555
Interest                                                                             314,244
Fee income from securities lending -- net                                             88,783
   Less foreign taxes withheld                                                      (218,078)
                                                                                    --------
Total income                                                                      29,021,504
                                                                                  ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                  4,375,196
Distribution fee
   Class A                                                                         1,584,822
   Class B                                                                         2,738,786
   Class C                                                                            66,759
Transfer agency fee                                                                2,150,158
Incremental transfer agency fee
   Class A                                                                           138,199
   Class B                                                                           118,540
   Class C                                                                             4,209
Service fee -- Class Y                                                                17,655
Administrative services fees and expenses                                            323,393
Compensation of board members                                                          5,217
Printing and postage                                                                  87,313
Registration fees                                                                     45,007
Audit fees                                                                             4,375
Other                                                                                 22,798
                                                                                      ------
Total expenses                                                                    11,682,427
   Earnings credits on cash balances (Note 2)                                        (15,255)
                                                                                     -------
Total net expenses                                                                11,667,172
                                                                                  ----------
Investment income (loss) -- net                                                   17,354,332
                                                                                  ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                         (87,862,177)
   Foreign currency transactions                                                      (2,511)
                                                                                      ------
Net realized gain (loss) on investments                                          (87,864,688)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            119,560,142
                                                                                 -----------
Net gain (loss) on investments and foreign currencies                             31,695,454
                                                                                  ----------
Net increase (decrease) in net assets resulting from operations                 $ 49,049,786
                                                                                ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund
                                                                            March 31, 2003      Sept. 30, 2002
                                                                           Six months ended       Year ended
                                                                              (Unaudited)
Operations and distributions
Investment income (loss) -- net                                           $   17,354,332       $   30,622,558
Net realized gain (loss) on investments                                      (87,864,688)        (122,390,231)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        119,560,142         (336,098,469)
                                                                             -----------         ------------
Net increase (decrease) in net assets resulting from operations               49,049,786         (427,866,142)
                                                                              ----------         ------------
Distributions to shareholders from:
   Net investment income
   Class A                                                                   (11,372,892)         (22,432,138)
   Class B                                                                    (2,856,569)          (4,554,855)
   Class C                                                                       (71,645)             (80,465)
   Class Y                                                                      (370,611)            (439,564)
   Net realized gain
   Class A                                                                            --          (87,982,304)
   Class B                                                                            --          (34,650,679)
   Class C                                                                            --             (422,197)
   Class Y                                                                            --           (1,420,345)
                                                                              ----------         ------------
Total distributions                                                          (14,671,717)        (151,982,547)
                                                                             -----------         ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                    75,333,197          392,679,717
   Class B shares                                                             47,664,708          263,495,025
   Class C shares                                                              2,934,468           12,235,824
   Class Y shares                                                             15,068,347           20,402,671
Reinvestment of distributions at net asset value
   Class A shares                                                             10,922,579          107,051,130
   Class B shares                                                              2,798,681           38,553,851
   Class C shares                                                                 70,223              498,599
   Class Y shares                                                                209,575            1,494,622
Payments for redemptions
   Class A shares                                                           (179,471,514)        (350,968,916)
   Class B shares (Note 2)                                                   (74,867,318)        (157,389,074)
   Class C shares (Note 2)                                                    (2,104,933)          (2,266,268)
   Class Y shares                                                             (5,015,679)         (10,212,433)
                                                                              ----------          -----------
Increase (decrease) in net assets from capital share transactions           (106,457,666)         315,574,748
                                                                            ------------          -----------
Total increase (decrease) in net assets                                      (72,079,597)        (264,273,941)
Net assets at beginning of period                                          1,810,171,112        2,074,445,053
                                                                           -------------        -------------
Net assets at end of period                                               $1,738,091,515       $1,810,171,112
                                                                          ==============       ==============
Undistributed net investment income                                       $    5,617,192       $    2,934,577
                                                                          --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

(Unaudited as to March 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Prior to this date, dividends were declared daily and paid each calendar quarter. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGE

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
23   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,329,608 for Class A, $265,348 for Class B and $3,348 for Class C for the six months ended March 31, 2003.

During the six months ended March 31, 2003, the Fund's transfer agency fees were reduced by $15,255 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                  Six months ended March 31, 2003
                                            Class A        Class B       Class C        Class Y
Sold                                      11,340,895      7,217,235       445,066      2,299,252
Issued for reinvested distributions        1,600,759        411,908        10,337         30,698
Redeemed                                 (27,331,537)   (11,514,750)     (320,182)      (746,551)
                                         -----------    -----------      --------       --------
Net increase (decrease)                  (14,389,883)    (3,885,607)      135,221      1,583,399
                                         -----------     ----------       -------      ---------

                                                     Year ended Sept. 30, 2002
                                            Class A        Class B       Class C        Class Y
Sold                                      47,816,562     32,005,511     1,490,146      2,531,471
Issued for reinvested distributions       13,030,157      4,675,924        60,901        181,609
Redeemed                                 (44,279,109)   (20,258,258)     (292,092)    (1,289,882)
                                         -----------    -----------      --------     ----------
Net increase (decrease)                   16,567,610     16,423,177     1,258,955      1,423,198
                                          ----------     ----------     ---------      ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $119,964,110 as of Sept. 30, 2002, that will expire in 2010 through 2011, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                     2003(f)    2002        2001       2000        1999
Net asset value, beginning of period                              $6.26     $ 8.18      $8.96      $9.40      $ 8.96
Income from investment operations:
Net investment income (loss)                                        .07        .13        .12        .13         .14
Net gains (losses) (both realized and unrealized)                   .11      (1.45)      (.75)       .39        1.37
Total from investment operations                                    .18      (1.32)      (.63)       .52        1.51
Less distributions:
Dividends from net investment income                               (.06)      (.12)      (.12)      (.13)       (.13)
Excess distributions from net investment income                      --         --       (.01)        --          --
Distributions from realized gains                                    --       (.48)      (.02)      (.83)       (.94)
Total distributions                                                (.06)      (.60)      (.15)      (.96)      (1.07)
Net asset value, end of period                                    $6.38     $ 6.26      $8.18      $8.96      $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                          $1,174     $1,243     $1,489     $1,631      $1,985
Ratio of expenses to average daily net assets(c)                  1.02%(d)   1.02%       .95%       .93%        .89%
Ratio of net investment income (loss)
   to average daily net assets                                    2.09%(d)   1.55%      1.38%      1.43%       1.41%
Portfolio turnover rate (excluding short-term securities)           21%        40%       105%        52%         84%
Total return(e)                                                   2.82%(g) (17.87%)    (7.03%)     5.66%      17.18%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                     2003(f)     2002       2001       2000        1999
Net asset value, beginning of period                              $6.25     $ 8.17      $8.94      $9.40      $ 8.96
Income from investment operations:
Net investment income (loss)                                        .04        .06        .06        .08         .06
Net gains (losses) (both realized and unrealized)                   .10      (1.44)      (.74)       .37        1.38
Total from investment operations                                    .14      (1.38)      (.68)       .45        1.44
Less distributions:
Dividends from net investment income                               (.03)      (.06)      (.06)      (.08)       (.06)
Excess distributions from net investment income                      --         --       (.01)        --          --
Distributions from realized gains                                    --       (.48)      (.02)      (.83)       (.94)
Total distributions                                                (.03)      (.54)      (.09)      (.91)      (1.00)
Net asset value, end of period                                    $6.36     $ 6.25      $8.17      $8.94      $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                            $514       $529       $558       $547        $633
Ratio of expenses to average daily net assets(c)                  1.80%(d)   1.79%      1.71%      1.69%       1.66%
Ratio of net investment income (loss)
  to average daily net assets                                     1.32%(d)    .79%       .62%       .67%        .63%
Portfolio turnover rate (excluding short-term securities)           21%        40%       105%        52%         84%
Total return(e)                                                   2.28%(g) (18.50%)    (7.70%)     4.85%      16.30%

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                     2003(f)     2002       2001      2000(b)
Net asset value, beginning of period                              $6.25     $ 8.17      $8.94      $8.66
Income from investment operations:
Net investment income (loss)                                        .04        .07        .06        .02
Net gains (losses) (both realized and unrealized)                   .11      (1.45)      (.74)       .28
Total from investment operations                                    .15      (1.38)      (.68)       .30
Less distributions:
Dividends from net investment income                               (.04)      (.06)      (.06)      (.02)
Excess distributions from net investment income                      --         --       (.01)        --
Distributions from realized gains                                    --       (.48)      (.02)        --
Total distributions                                                (.04)      (.54)      (.09)      (.02)
Net asset value, end of period                                    $6.36     $ 6.25      $8.17      $8.94

Ratios/supplemental data
Net assets, end of period (in millions)                             $13        $12         $5        $--
Ratio of expenses to average daily net assets(c)                  1.82%(d)   1.82%      1.71%      1.69%(d)
Ratio of net investment income (loss)
   to average daily net assets                                    1.31%(d)    .83%       .73%       .45%(d)
Portfolio turnover rate (excluding short-term securities)           21%        40%       105%        52%
Total return(e)                                                   2.29%(g) (18.48%)    (7.67%)     3.47%(g)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                   2003(f)       2002       2001       2000        1999
Net asset value, beginning of period                              $6.26     $ 8.18      $8.96      $9.40      $ 8.96
Income from investment operations:
Net investment income (loss)                                        .08        .14        .14        .14         .15
Net gains (losses) (both realized and unrealized)                   .11      (1.45)      (.75)       .39        1.37
Total from investment operations                                    .19      (1.31)      (.61)       .53        1.52
Less distributions:
Dividends from net investment income                               (.07)      (.13)      (.14)      (.14)       (.14)
Excess distributions from net investment income                      --         --       (.01)        --          --
Distributions from realized gains                                    --       (.48)      (.02)      (.83)       (.94)
Total distributions                                                (.07)      (.61)      (.17)      (.97)      (1.08)
Net asset value, end of period                                    $6.38     $ 6.26      $8.18      $8.96      $ 9.40

Ratios/supplemental data
Net assets, end of period (in millions)                             $36        $26        $22        $21         $21
Ratio of expenses to average daily net assets(c)                   .85%(d)    .86%       .78%       .76%        .78%
Ratio of net investment income (loss)
  to average daily net assets                                     2.27%(d)   1.74%      1.56%      1.58%       1.58%
Portfolio turnover rate (excluding short-term securities)           21%        40%       105%        52%         84%
Total return(e)                                                   2.92%(g) (17.75%)    (6.82%)     5.79%      17.30%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended March 31, 2003 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
27   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP DIVERSIFIED EQUITY INCOME FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"      Shares Withholding Authority to Vote
Arne H. Carlson           315,257,346.922                  14,791,515.968
Philip J. Carroll, Jr.    316,256,098.969                  13,792,763.921
Livio D. DeSimone         315,931,584.472                  14,117,278.418
Barbara H. Fraser         316,279,135.298                  13,769,727.592
Ira D. Hall               316,038,652.248                  14,010,210.642
Heinz F. Hutter           315,581,562.603                  14,467,300.287
Anne P. Jones             315,802,952.154                  14,245,910.736
Stephen R. Lewis, Jr.     316,583,071.142                  13,465,791.748
lan G. Quasha             316,224,811.734                  13,824,051.156
Stephen W. Roszell        316,441,688.363                  13,607,174.527
Alan K. Simpson           315,114,440.487                  14,934,422.403
Alison Taunton-Rigby      316,286,500.025                  13,762,362.865
William F. Truscott       316,496,412.372                  13,552,450.518

--------------------------------------------------------------------------------
28   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    274,267,320.043       32,692,983.824      10,983,508.023   12,105,051.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    163,738,885.821       16,590,958.931       6,510,574.519    8,697,027.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

  Shares Voted "For"  Shares Voted "Against"    Abstentions   Broker Non-Votes
    163,221,279.038       14,656,153.373       8,962,986.860    8,697,027.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29   ---   AXP DIVERSIFIED EQUITY INCOME FUND   ---   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Diversified Equity Income Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                 S-6476 P (5/03)